Exhibit 10.10

Execution Version

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this 9th day of August, 2018, by and among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and DEERFIELD ELGX REVOLVER, LLC, a Delaware limited liability company, in its capacity as agent for each member of the Lender Group (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of August 9, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among ENDOLOGIX, INC., a Delaware corporation (“Endologix”), each of its direct and indirect Subsidiaries set forth on the signature pages thereto and any additional borrower that may thereafter be added to the Credit Agreement (individually as a “Borrower”, and collectively with any entities that become party thereto as Borrower and each of their successors and permitted assigns, the “Borrowers”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to the Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, the members of the Lender Group are willing to make the financial accommodations to the Borrowers as provided for in the Credit Agreement and the other Loan Documents, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group, that certain Guaranty and Security Agreement, dated as of August 9, 2018 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Guaranty and Security Agreement”); and

WHEREAS, pursuant to the Guaranty and Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group, this Patent Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Patent Security Agreement shall be subject to the rules of construction set forth in Section 1.04 of the Credit Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of each member of the Lender Group, to secure the Secured Obligations, a continuing security interest

(referred to in this Patent Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):

(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b) all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License.

3. SECURITY FOR SECURED OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other members of the Lender Group or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. PROTECTION OF PATENT SECURITY INTEREST BY GRANTORS. Each Grantor shall, at its sole cost, expense and risk, in connection with the operation of its business, comply with the requirements set forth in Section 6 of the Guaranty and Security Agreement in respect of the Patent Collateral.

5. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

(a) Schedule I hereto is a true, correct and complete list of all Patents and Patent Intellectual Property Licenses in which each Grantor purports to have an ownership or license interest.

(b) Such Grantor has the legal right and authority to enter into this Patent Security Agreement and perform its terms.

(c) If such Grantor amends its name, such Grantor shall provide copies of such amendment documentation to Agent and shall, if necessary, re-register such Grantor’s Patents and Patent Intellectual Property Licenses with the appropriate Governmental Authority and shall execute and deliver such agreements or documentation as Agent shall reasonably request in writing to maintain a perfected first priority security interest in the Patent Collateral subject to Permitted Liens.

6. SECURITY AGREEMENT. The Security Interest in the Collateral granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests

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granted to Agent, for the benefit of the Lender Group, pursuant to the Guaranty and Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Patent Security Agreement and the Guaranty and Security Agreement, the Guaranty and Security Agreement shall control.

7. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security Agreement shall automatically apply thereto. Each Grantor shall notify Agent of applications filed for the registration of any Patents with the United States Patent Office in accordance with Section 5.7(g) of the Guaranty and Security Agreement. Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

8. NO VIOLATION OF LOAN DOCUMENTS. The representations, warranties or covenants contained herein are supplemental to those representations, warranties and covenants contained in the other Loan Documents, and shall not be deemed to modify any such representation, warranty or covenant contained in any other Loan Document.

9. GRANTOR’S RIGHTS TO ENFORCE PATENTS. Prior to Agent’s giving of notice to Grantor following the occurrence and during the continuance of an Event of Default, such Grantor shall have the exclusive right to sue for past, present and future infringement of the Patent Collateral, including the right to seek injunctions and/or money damages, in an effort by such Grantor to protect the Patent Collateral against encroachment by third parties, provided, however, that:

(a) Any money damages awarded or received by such Grantor on account of such suit (or the threat of such suit) shall constitute Patent Collateral.

(b) Any damages recovered in any action pursuant to this Section, net of costs and attorneys’ fees reasonably incurred, shall be applied in accordance with the Credit Agreement and the Guaranty and Security Agreement.

(c) Following the occurrence and during the continuance of any Event of Default, Agent, by notice to any Grantor may terminate or limit such Grantor’s rights under this Section 9.

10. RIGHTS UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default, Agent may exercise all rights and remedies as provided for in the Guaranty and Security Agreement.

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11. NO LIMITATION; LOAN DOCUMENTS. This Patent Security Agreement has been executed and delivered by each Grantor for the purpose of recording the security interest granted to Agent with respect to the Patent Collateral with the United States Patent Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Agent, for the benefit of the Lender Group, under the Guaranty and Security Agreement and the other Loan Documents. The other Loan Documents (and all rights and remedies of Grantor, Agent, and Lenders thereunder) shall remain in full force and effect in accordance with their terms.

12. TERMINATION; RELEASE OF PATENT COLLATERAL. This Patent Security Agreement and all obligations of each Grantor and Agent hereunder shall terminate on the date upon which the Obligations have been Paid in Full. Upon termination of this Patent Security Agreement, Agent shall, at the reasonable expense of the Grantor, take such actions required by the Credit Agreement or the Guaranty and Security Agreement or as otherwise reasonably requested by Grantor to release its security interest in the Patent Collateral.

13. BINDING EFFECT; BENEFITS. This Patent Security Agreement shall be binding upon each Grantor and its successors and assigns, and shall inure to the benefit of Agent, Lenders and their respective successors and assigns.

14. COUNTERPARTS. This Patent Security Agreement is a Loan Document. This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement. Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement. Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement.

15. CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION. THIS PATENT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTIONS 8.11 AND 8.12 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	ENDOLOGIX, INC.

	By:	/s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer

NELLIX, INC.

	By:	/s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer and Secretary

TRIVASCULAR, INC.

	By:	/s/ Vaseem Mahboob
Name: Vaseem Mahboob
Title: Chief Financial Officer and Secretary

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

ACCEPTED AND ACKNOWLEDGED BY:

AGENT:	DEERFIELD ELGX REVOLVER, LLC
by: Deerfield Management Company, L.P. (Series C), Manager
By: Flynn Management LLC, General Partner

	By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

6

SCHEDULE I

to

PATENT SECURITY AGREEMENT

Patents

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Stent graft	US9757262B2	US13943246A	2013-07-16

ENDOLOGIX INC.	US	Catheter system and methods of using same	US9700701B2	US13544426A	2012-07-09

ENDOLOGIX INC.	US	Catheter system and methods of using same	US9687374B2	US15379268A	2016-12-14

ENDOLOGIX INC.	US	Percutaneous method and device to treat dissections	US9579103B2	US12771711A	2010-04-30

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Catheter system and methods of using same	US9549835B2	US14462485A	2014-08-18

ENDOLOGIX INC.	US	Method and system for treating aneurysms	US9415195B2	US13441762A	2012-04-06

ENDOLOGIX INC.	US	Devices and methods to treat vascular dissections	US9393100B2	US13988175A	2013-05-17

ENDOLOGIX INC.	US	Method for forming materials in situ within a medical device	US9289536B2	US14201332A	2014-03-07

ENDOLOGIX INC.	US	Apparatus and method of placement of a graft or graft system	US9149381B2	US14172126A	2014-02-04

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Stent graft	US8821564B2	US13397952A	2012-02-16

ENDOLOGIX INC.	US	Apparatus and methods for repairing aneurysms	US8814928B2	US12616928A	2009-11-12

ENDOLOGIX INC.	US	Catheter system and methods of using same	US8808350B2	US13408952A	2012-02-29

ENDOLOGIX INC.	US	Graft systems having semi-permeable filling structures and methods for their use	US8801768B2	US13355705A	2012-01-23

ENDOLOGIX INC	US	Bifurcated graft deployment systems and methods	US8764812B2	US13745682A	2013-01-18

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Apparatus and method of placement of a graft or graft system	US8672989B2	US13546950A	2012-07-11

ENDOLOGIX INC.	US	Graft deployment system	US8568466B2	US13269332A	2011-10-07

ENDOLOGIX INC.	US	Dual concentric guidewire and methods of bifurcated graft deployment	US8523931B2	US11623022A	2007-01-12

ENDOLOGIX INC.	US	Stent graft	US8491646B2	US12837398A	2010-07-15

ENDOLOGIX INC.	US	Endolumenal vascular prosthesis with neointima inhibiting polymeric sleeve	US8377110B2	US10820455A	2004-04-08

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Bifurcated graft deployment systems and methods	US8357192B2	US13046541A	2011-03-11

ENDOLOGIX INC.	US	Bifurcated graft deployment systems and methods	US8236040B2	US12101863A	2008-04-11

ENDOLOGIX INC.	US	Catheter system and methods of using same	US8216295B2	US12496446A	2009-07-01

ENDOLOGIX INC.	US	Apparatus and method of placement of a graft or graft system	US8221494B2	US12390346A	2009-02-20

ENDOLOGIX INC.	US	Methods and systems for endovascular aneurysm treatment	US8182525B2	US12421297A	2009-04-09

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Single puncture bifurcation graft deployment system	US8167925B2	US12732095A	2010-03-25

ENDOLOGIX INC.	US	Bifurcation graft deployment catheter	US8147535B2	US11189101A	2005-07-25

ENDOLOGIX INC.	US	Material for creating multi-layered films and methods for making the same	US8133559B2	US13100483A	2011-05-04

ENDOLOGIX INC.	US	Stent graft	US8118856B2	US12844266A	2010-07-27

ENDOLOGIX INC.	US	Graft systems having filling structures supported by scaffolds and methods for their use	US8048145B2	US11413460A	2006-04-28

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Graft deployment system	US8034100B2	US10722367A	2003-11-25

ENDOLOGIX INC.	US	Material for creating multi-layered films and methods for making the same	US7951448B2	US12858274A	2010-08-17

ENDOLOGIX INC	US	Self expanding bifurcated endovascular prosthesis	US7892277B2	US11417883A	2006-05-03

ENDOLOGIX INC.	US	Material for creating multi-layered films and methods for making the same	US7790273B2	US11752750A	2007-05-23

ENDOLOGIX INC.	US	Devices for repairing aneurysms	US7682383B2	US10481386A	2004-06-14

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	System and methods for endovascular aneurysm treatment	US7666220B2	US11482503A	2006-07-07

ENDOLOGIX INC.	US	Methods and systems for endovascular aneurysm treatment	US7530988B2	US11187471A	2005-07-22

ENDOLOGIX INC	US	Self expanding bifurcated endovascular prosthesis	US7520895B2	US10119525A	2002-04-08

ENDOLOGIX INC	US	Bifurcation graft deployment catheter	US6953475B2	US10675060A	2003-09-30

ENDOLOGIX INC.	US	Implantable vascular graft	US6733523B2	US09891620A	2001-06-26

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	Single puncture bifurcation graft deployment system	US6663665B2	US09795993A	2001-02-28

ENDOLOGIX INC.	US	Bifurcation graft deployment catheter	US6660030B2	US09747094A	2000-12-22

ENDOLOGIX INC	US	Endoluminal vascular prosthesis	US6508835B1	US09723979A	2000-11-28

ENDOLOGIX INC.	US	Bifurcation graft deployment catheter	US6500202B1	US09525778A	2000-03-15

ENDOLOGIX INC.	US	Dual wire placement catheter	US6440161B1	US09348356A	1999-07-07

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Single puncture bifurcation graft deployment system	US6261316B1	US09266661A	1999-03-11

ENDOLOGIX INC.	US	Articulating bifurcation graft	US6197049B1	US09251363A	1999-02-17

ENDOLOGIX INC.	US	Endoluminal vascular prosthesis	US6187036B1	US09210280A	1998-12-11

ENDOLOGIX INC.	US	Segmented stent for flexible stent delivery system	US6187034B1	US09229856A	1999-01-13

ENDOLOGIX INC.	US	Endoluminal vascular prosthesis	US6077296A	US0934689A	1998-03-04

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Stent delivery system featuring a flexible balloon	US6022359A	US09229519A	1999-01-13

ENDOLOGIX INC.	US	Radially expandable stent featuring accordion stops	US5931866A	US09028305A	1998-02-24

ENDOLOGIX INC.	US	DUAL INFLATABLE ARTERIAL PROSTHESIS	US20180021045A1	US15540246A	2017-06-27

ENDOLOGIX INC.	US	CATHETER SYSTEM AND METHODS OF USING SAME	US20170304098A1	US15632064A	2017-06-23

ENDOLOGIX INC.	US	CATHETER SYSTEM AND METHODS OF USING SAME	US20170296791A1	US15639028A	2017-06-30

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20170266025A1	US15610242A	2017-05-31

ENDOLOGIX INC.	US	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES	US20170239035A1	US15310198A	2016-11-10

ENDOLOGIX INC.	US	METHODS AND SYSTEMS FOR ANEURYSM TREATMENT USING FILLING STRUCTURES	US20170238937A1	US15438682A	2017-02-21

ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20170128246A1	US15414499A	2017-01-24

ENDOLOGIX INC	US	METHOD AND SYSTEM FOR TREATING ANEURYSMS	US20170007263A1	US15205365A	2016-07-08

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	METHOD FOR FORMING HYDROGELS AND MATERIALS THEREFOR	US20160367731A1	US15256462A	2016-09-02

ENDOLOGIX INC.	US	DEVICES AND METHODS TO TREAT VASCULAR DISSECTIONS	US20160302798A1	US15194159A	2016-06-27

ENDOLOGIX INC.	US	SYSTEMS AND METHODS FOR FORMING MATERIALS IN SITU WITHIN A MEDICAL DEVICE	US20160030051A1	US14776385A	2015-09-14

ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20150366688A1	US14840428A	2015-08-31

ENDOLOGIX INC.	US	METHOD AND SYSTEM FOR TREATING ANEURYSMS	US20150250989A1	US14717938A	2015-05-20

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	FENESTRATED PROSTHESIS	US20150173923A1	US14581675A	2014-12-23

ENDOLOGIX INC.	US	Apparatus and Methods for Repairing Aneurysms	US20150012081A1	US14330812A	2014-07-14

ENDOLOGIX INC.	US	STENT GRAFT	US9907642	US14461308A	2014-08-15

ENDOLOGIX INC	US	ENDOLUMENAL VASCULAR PROSTHESIS WITH NEOINTIMA INHIBITING POLYMERIC SLEEVE	US20130253638A1	US13731908A	2012-12-31

ENDOLOGIX INC.	US	Methods and Systems for Treating Aneurysms	US20120184982A1	US13354094A	2012-01-19

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20120109279A1	US13287907A	2011-11-02

ENDOLOGIX INC.	US	FILLING STRUCTURE FOR A GRAFT SYSTEM AND METHODS OF USE	US20110276078A1	US12966852A	2010-12-13

ENDOLOGIX INC	US	SELF EXPANDING BIFURCATED ENDOVASCULAR PROSTHESIS	US20110224782A1	US13027077A	2011-02-14

ENDOLOGIX INC.	US	ENDOLUMINAL VASCULAR PROSTHESIS	US20110218617A1	US13039157A	2011-03-02

ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20110054587A1	US12769546A	2010-04-28

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	IMPLANTABLE VASCULAR GRAFT	US20100318174A1	US12860280A	2010-08-20

ENDOLOGIX INC	US	IMPLANTABLE VASCULAR GRAFT	US20100318181A1	US12860310A	2010-08-20

ENDOLOGIX INC.	US	UTILIZATION OF MURAL THROMBUS FOR LOCAL DRUG DELIVERY INTO VASCULAR TISSUE	US20100261662A1	US12757900A	2010-04-09

ENDOLOGIX INC	US	GRAFT DEPLOYMENT SYSTEM	US20100179636A1	US12726257A	2010-03-17

ENDOLOGIX INC.	US	STENT GRAFT DELIVERY SYSTEM	US20100036360A1	US12429474A	2009-04-24

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	DOCKING APPARATUS AND METHODS OF USE	US20090319029A1	US12478208A	2009-06-04

ENDOLOGIX INC.	US	GRAFT ENDOFRAME HAVING AXIALLY VARIABLE CHARACTERISTICS	US20100004728A1	US12371087A	2009-02-13

ENDOLOGIX INC.	US	METHOD AND AGENT FOR IN-SITU STABILIZATION OF VASCULAR TISSUE	US20090155337A1	US12269677A	2008-11-12

ENDOLOGIX INC.	US	STENT	US20090105806A1	US12257149A	2008-10-23

ENDOLOGIX INC.	US	Multi-segmented graft deployment system	US20080071343A1	US11522292A	2006-09-15

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	IMPLANTABLE VASCULAR GRAFT	US20070299497A1	US11764715A	2007-06-18

ENDOLOGIX INC.	US	Methods and systems for aneurysm treatment using filling structures	US20070150041A1	US11444603A	2006-05-31

ENDOLOGIX INC	US	ENDOLUMINAL VASCULAR PROSTHESIS	US20070112412A1	US11623679A	2007-01-16

ENDOLOGIX INC.	US	Method and apparatus for decompressing aneurysms	US20070078506A1	US11580201A	2006-10-12

ENDOLOGIX INC.	US	Method and apparatus for decompressing aneurysms	US20050245891A1	US11104303A	2005-04-12

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Vascular stent-graft apparatus	US20040167607A1	US10787404A	2004-02-24

ENDOLOGIX INC.	US	Stent-graft with positioning anchor	US20040116997A1	US10668901A	2003-09-22

ENDOLOGIX INC.	US	Flexible vascular graft	US20010025195A1	US09728582A	2000-12-01

ENDOLOGIX INC	US	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES	US20170239035A1	US15310198A	2016-11-10

ENDOLOGIX INC	US	DUAL INFLATABLE ARTERIAL PROSTHESIS	US20180021045A1	US15540246A	2017-06-27

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	ENDOLUMINAL PROSTHESIS SYSTEMS AND METHODS		US15737223	2017-12-15

ENDOLOGIX INC	US	Systems and Methods with Stents and Filling Structure		62/382207	2016-08-31

ENDOLOGIX INC	US	STENTS, GRAFTS, DELIVERY SYSTEMS, AND METHODS		62/481560	2017-04-04

ENDOLOGIX INC	US	ENDOVASCULAR SYSTEMS, DEVICES, AND METHODS ALLOWING FOR BRANCH DEVICE PLACEMENT IN POCKET OF MAIN GRAFT		62/489213	2017-04-24

ENDOLOGIX INC	US	ENDOVASCULAR GRAFT SYSTEMS AND METHODS FOR DEPLOYMENT IN MAIN AND BRANCH ARTERIES		62/529669	2017-07-07

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	STENT GRAFTS AND METHODS OF ENHANCING FLEXIBILITY OF STENT GRAFTS BY THERMAL PLEATING		62/532737	2017-07-14

ENDOLOGIX INC	US	STENT GRAFT		15/911629	2018-03-05

ENDOLOGIX INC	US	INTERNAL ILIAC PRESERVATION DEVICES AND METHODS		15/965649	2018-04-

ENDOLOGIX INC	US	MODULATION OF INFLAMMATORY RESPONSE FOLLOWING ENDOVASCULAR TREATMENT		62/661569	2018-4-23

ENDOLOGIX INC	US	ADVANCED KINK RESISTANT STENT GRAFT		16/005269	2018-6-11

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM		15/985572	2018-5-21

ENDOLOGIX INC	US	SYSTEMS AND METHODS WITH STENT AND FILLING STRUCTURE		15/774511	2017-8-30

ENDOLOGIX INC	US	LONGITUDINALLY EXTENDABLE STENT GRAFT SYSTEMS AND METHODS		15/774548	2018-1-23

ENDOLOGIX INC	US	GRAFT SYSTEMS HAVING FILLING STRUCTURES SUPPORTED BY SCAFFOLDS AND METHODS FOR THEIR USE		16/035497	2018-7-13

ENDOLOGIX INC	US	PRE-FIXATION DEVICE FOR NELLIX AND OTHER EVAS DEVICES		62/678956	2018-5-31

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE		16/066595

ENDOLOGIX INC	US	MODULATION OF INFLAMMATORY RESPONSE FOLLOWING ENDOVASCULAR TREATMENT		62/661569	2018-4-23

ENDOLOGIX INC.	US	FENESTRATED PROSTHESIS	US8945202	12/769581	2015-2-3

ENDOLOGIX INC.	US	Fenestrated prosthesis	US8945202	12/769581	4/28/10

ENDOLOGIX, INC.	US	Bifurcated vascular graft deployment device	US6210422	09/505038	2/16/00

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX, INC.	US	Method of deploying bifurcated vascular graft	US6156063	09/086247	5/28/98

ENDOLOGIX, INC.	US	Bifurcated vascular graft deployment device	US6090128	08/802478	2/20/97

ENDOLOGIX, INC.	US	Endovascular prosthesis with improved sealing means for aneurysmal arterial disease and method of use	US5665117	08/620072	3/21/96

ENDOLOGIX, INC.	US	Locking assembly for coupling guidewire to delivery system		15/317905	12/9/16

Endologix, Inc. and The Cleveland Clinic Foundation	US	Fenestrated prosthesis	US8945202	US12769581	4/28/10

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Endologix, Inc.	US	Single puncture bifurcation graft deployment system	US7691135	US10690227	10/21/03

Endologix, Inc.	US	Bifurcated vascular graft and method and apparatus for deploying same	US6951572	US10639255	8/12/03

Endologix, Inc.	US	Radiation delivery balloon catheter	US6699170	US09688396	10/16/00

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Endologix, Inc.	US	Method for delivering radiation to an intraluminal site in the body	US6685618	US09944649	8/31/01

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Endologix, Inc.	US	Radiation delivery catheters and dosimetry methods	US6491619	US09648563	8/25/00

Endologix, Inc.	US	Endoluminal vascular prosthesis	US6331190	US09483411	1/14/00

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Endologix, Inc.	US	Bifurcated vascular graft deployment device	US6090128	US08802478	2/20/97

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Endologix, Inc.	US	Endovascular prosthesis with improved sealing means for aneurysmal arterial disease and method of use	US5665117	US08620072	3/21/96

Endologix, Inc.	US	Apparatus and method of placement of a graft or graft system		US14172126	2/4/14

Endologix, Inc. and The Cleveland Clinic Foundation	US	Apparatus and method of placement of a graft or graft system		US12769506	4/28/10

Endologix, Inc.	US	Stent graft delivery system		US12429474	4/24/09

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TRIVASCULAR INC	US	Advanced Endovascular Graft	US9788934B2	US14799656A	2015-07-15

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NELLIX INC.	US	System and methods for endovascular aneurysm treatment	US9737425B2	US14537749A	2014-11-10

NELLIX INC.	US	Stent graft delivery system	US9730700B2	US14586110A	2015-04-23

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NELLIX INC.	US	Sealing apparatus and methods of use	US8945199B2	US12478225A	2009-06-04

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NELLIX INC.	US	Graft systems having filling structures supported by scaffolds and methods for their use	US8870941B2	US13285897A	2011-10-31

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TRIVASCULAR INC.	US	PTFE layers and methods of manufacturing	US9549829B2	US14458349A	2014-08-13

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TRIVASCULAR INC.	US	Fenestrated inflatable graft	US9144486B2	US13652471A	2012-10-15

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TRIVASCULAR INC	US	ENDOVASCUALR GRAFT FOR ANEURYSMS INVOLVING MAJOR BRANCH VESSELS	US20170296327A1	US15638559A	2017-06-30

TRIVASCULAR INC	US	SYSTEMS AND METHODS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES	US20170216064A1	US15491074A	2017-04-19

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TRIVASCULAR INC	US	PTFE LAYERS AND METHODS OF MANUFACTURING	US20160367354A1	US15251011A	2016-08-30

TRIVASCULAR INC	US	ENDOVASCULAR DELIVERY SYSTEM WITH AN IMPROVED RADIOPAQUE MARKER SCHEME	US10034787	US14970621A	2015-12-16

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